SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  December 15, 1997
                                                  (December 8, 1997)


                               Shoe Carnival, Inc.
             (Exact name of Registrant as specified in its charter)



         Indiana                         0-21360                 35-1736614
 (State or other jurisdiction         (Commission           (IRS Employer
   of incorporation)                   File Number)          Identification No.)




 8233 Baumgart Road, Evansville, Indiana                            47711
 (Address of principal executive offices)                        (Zip Code)



 Registrant's telephone number, including area code:           (812) 867-6471





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Item 5.  Other Events

Effective December 8, 1997, David H. Russell resigned as a member of the Board of Directors of Shoe Carnival, Inc. In conjunction with the resignation, the consulting agreement between the Registrant and Mr. Russell dated May 28, 1997 was amended. Attached as an exhibit to this report is a copy of the Amendment No. 1 to Agreement.


Item 7.  Exhibits

  Exhibit No.       Description of Exhibit

      10-M          (ii)  Amendment  No.  1  to  Consulting   Agreement  between
                    Registrant and David H. Russell dated May 28, 1997.




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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      Shoe Carnival, Inc.
                                                          (Registrant)

  Date:  December 15, 1997                         By:  /s/ W. Kerry Jackson
                                                        W. Kerry Jackson
                                                        Vice President
                                                        Chief Financial Officer
                                                        and Treasurer



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                                INDEX TO EXHIBITS


Exhibit No.    Exhibit

   10-M (ii) Amendment No. 1 to Consulting Agreement between Registrant and David H. Russell dated May 28, 1997.